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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K
                               --------

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


            Date of Earliest Event Reported - May 24, 1996


                        ATC ENVIRONMENTAL INC.
                        ----------------------
        (Exact name of Registrant as specified in its charter)


Delaware                     1-10583                 46-0399408
- ---------------------------------------------------------------
(State or other            (Commission         (I.R.S. Employer
jurisdiction of            File Number)     Identification No.)
incorporation
or organization)


104 East 25th Street, 10th Floor
New York, New York                                    10010
- -----------------------------                   ----------------
(Address of principal executive offices)           (Zip Code)


 Registrant's telephone number, including area code:   (212)  353-8280
                                                        --------------
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Item 2.    Acquisition or Disposition of Assets.

      Acquisition of American Testing and Engineering Corporation - On May 24, 1996, ATC purchased certain assets and assumed certain liabilities of American Testing and Engineering Corporation ("ATEC"), a national environmental consulting firm. ATEC provides environmental consulting and engineering services including risk assessments, compliance audits, environmental remediation consulting, geotechnical, materials testing, industrial hygiene and analytical services through a large network of branch and regional offices. For its year ended December 31, 1995, ATEC had revenues of $85,017,929 and a net loss of ($1,818,975), not including revenues from an excluded subsidiary.

      The acquisition will be accounted for as a purchase. The assets acquired include customer contract rights, customer lists, order backlog, customer records, and certain tangible assets consisting of accounts receivable, work in process and customer and certain other deposits. Additionally, ATC executed an agreement to lease substantially all of ATEC's equipment and executed several sublease agreements for premises leased by ATEC. ATC also obtained non-competition agreements with ATEC, a non-acquired subsidiary, and the majority shareholder of ATEC.

      The purchase price consideration consisted of $9,000,000 of cash paid at closing and property and facility lease payments and non-compete payment obligations of $6,000,000 payable during the first year following the purchase. The Company also assumed liability for ATEC's bank debt, approximately $11,025,000, its accounts payable, and certain other recorded liabilities. The Company may offset up to $2,000,000 of the cash consideration paid at close against future payment obligations if certain minimum net revenues are not achieved during the first year following the purchase. The Company is contingently liable to ATEC for additional purchase consideration up to $10,750,000 if certain net revenue levels are achieved and certain other conditions are met. Amounts, if fully earned, would be paid as follows; $3,883,333 in fiscal 1998, $3,873,333 in fiscal 1999, $1,293,334 in fiscal 2000 and
$1,700,000 in fiscal 2002.

      Acquisition of 3D Information Services, Inc. - Effective May 28, 1996, ATC purchased certain assets and assumed certain specified liabilities of 3D Information Services, Inc. ("3D"), a New Jersey based information services company providing technical information system consulting services in all phases of information system design, development, maintenance and management in client server and mainframe based environments. Its clients include major companies in the telecommunications, financial services and pharmaceutical industries. 3D reported revenues and net income of $10,361,564 and $85,288 respectively, for its year ended December 31, 1995.

      The acquisition will be accounted for as a purchase. Assets purchased include customer contract rights, customer lists, order backlog, customer records, employee contracts and tangible assets including accounts receivable, unbilled work in process, field and office supplies, and equipment. Consideration paid consisted of $3,000,000 of cash at closing and a note payable for $2,500,000 payable in three annual payments plus interest. In addition, ATC assumed certain liabilities of approximately $490,000. ATC also entered into a three year non-compete agreement with the majority stockholder.

     Bank Credit Agreement - On May 24, 1996 the Company entered into a $20,000,000 bridge credit facility with Chemical Bank and Atlantic Bank of New York. Under the terms of the credit agreement, the Company may borrow up to the amount of the facility, with interest payable monthly at 1.75% above the adjusted Eurodollar rate (7.18% at May 24, 1996). Amounts borrowed are due September 20, 1996. The Company anticipates entering into a longer term agreement with the banks prior to the maturity date of the credit agreement. The Company borrowed approximately $14,025,000 in connection with the ATEC and 3D acquisitions. The agreement contains certain restrictive covenants which are consistent for this type of facility, including restrictions on dividend payments.

     ATC and its affiliates, officers and directors had no relationship to ATEC or 3D prior to the execution not the purchase agreements . The consideration paid for each transaction was based upon arm length negotiations and was based in part on the assets purchased less liabilities assumed and expected future results of operations and resulting cash flows.
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Item 7.     Exhibits and Financial Statements.

(a)(1) The required financial information for American testing and Engineering Corporation will be filed within sixty dasy of the due date of this Form 8-K.

(a)(1)(ii) 3D Information Services, Inc. Financial Statements as of December 31, 1995 and Independent Auditors' Report.

(b) The required pro-forma information will be filed within sixty days of the due date of this Form 8-K.

(c)         Exhibits

  10(a) Agreement of Sale and Purchase of Business Assets on May 24, 1996, among ATC Environmental, American Testing and Engineering Corporation d/b/a/ ATEC Associates, Inc. and Gerald D. Mann.

  10(b) Assumption of Liabilities Agreement on May 24, 1996, among ATC Environmental Inc., American Testing and Engineering Corporation and Gerald D. Mann.

  10(c) Master Equipment Lease Agreement on May 24, 1996, between ATC Environmental Inc. and American Testing and Engineering Corporation.

  10(d) Master Sublease Agreement on May 24, 1996, between ATC Environmental Inc. and American Testing and Engineering Corporation covering premises leases at Indianapolis, IN, Atlanta, GA and Dallas, TX.

  10(e) Non-Competition Agreement on May 24, 1996, between ATC Environmental Inc. and American Testing and Engineering Corporation.

  10(f) Mann Non-Competition Agreement on May 24, 1996, between ATC Environmental Inc. and Gerald D. Mann.

  10(g) WATEC Non-Competition Agreement on May 24, 1996, between ATC Environmental Inc. and Waste Abatement Technology, LLP.

  10(h) Security Agreement on May 24, 1996, among ATC Environmental Inc., American Testing and Engineering Corporation and Gerald D. Mann.

  10(i) $500,000 Letter of Credit on May 24, 1996, from Chemical Bank, N.A. against the account of ATC Environmental Inc. in favor of American Testing and Engineering Corporation.

  10(j) Agreement for the Sale and Purchase of Business Assets on May 28, 1996, among ATC In Sys Technology Inc., 3D Information Services, Inc. and Ciro De Saro.

  10(k) Assumption of Liabilities Agreements on May 28, 1996, between ATC In Sys Technology Inc., 3D Information Services, Inc. and Ciro De Sar.

  10(l) Stockholders Non-Competition Agreements on May 28, 1996, between ATC In Sys Technology Inc. and the stockholders of 3D Information Services, Inc.

  10(m) Three-year, $2,500,000 Promissory Note on May 29, 1996, from ATC Environmental Inc. to 3D Information Services Inc.

  10(n)     Employment Agreement on May 29, 1996, between ATC
            Environmental Inc. and Ciro De Saro.

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                              SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ATC ENVIRONMENTAL, INC
                                    ----------------------
                                         (Registrant)

June 6, 1996                    By:   /s/ RICHARD L. PRUITT
- ------------                        ------------------------
 (Dated)                            RICHARD L. PRUITT
                                    Vice President and
                                    Principal Accounting Officer

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INDEPENDENT AUDITORS' REPORT


To the Stockholders of
3D Information Services, Inc.

We have audited the accompanying balance sheet of 3D Information Services, Inc. as of December 31, 1995 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of 3D Information Services, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





May 2, 1996
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3D INFORMATION SERVICES, INC.

BALANCE SHEET
DECEMBER 31, 1995
- ------------------------------------------------------------------------
ASSETS

Current Assets:
Cash and cash equivalents                     $    537,885
  Trade accounts receivable                      1,445,738
  Prepaid expenses and other current assets          9,879
                                              ------------
       Total Current Assets                      1,993,502

Property and Equipment (Note B)                    110,674
                                              ------------
                                              $  2,104,176
                                              ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Current maturities of long-term debt
  (Note C)                                    $      1,500
  Accounts payable and accrued expenses            431,785
  Unearned revenue                                  89,954
  Deferred income taxes (Note D)                   119,800
                                              ------------
           Total Current Liabilities               643,039

Long-Term Debt, less current maturities
     (Note C)                                       89,348

Stockholders' Equity:
  Common stock, no par value, 5,000
shares authorized, issued and                           -
outstanding
  Additional paid-in capital                        49,050
  Retained earnings                              1,322,739
                                              ------------
           Total Stockholders' Equity            1,371,789

                                              $  2,104,176
                                              ============

See notes to finanical statements.
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3D INFORMATION SERVICES,INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
- ----------------------------------------------------------------

Consulting Revenue                            $ 10,361,564
Permanent Placement Revenue                        126,068
                                              ------------
      Total Revenue                             10,487,632

Cost of Revenues                                 8,392,626

           Gross Profit                          2,095,006

Operating Expenses:
  Selling and recruiting                         1,036,435
  General and administrative                       958,016
  Depreciation and amortization                     17,028
                                              ------------
                                                 2,011,479


            Operating
Income                                              83,527

Nonoperating Expense  (Income):
  Interest expense                                      89
  Interest income                                  (16,864)
  Investment real estate rental, net                 7,893
  Other, net                                        (5,266)
                                              ------------
                                                   (14,148)
                                              ------------

           Income Before Income Taxes               97,675

State Income Tax Expense (Note D)                   12,387

Net Income                                    $     85,288

See notes to financial statements.
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3D INFORMATION SERVICES, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
YEAR ENDED DECEMBER 31, 1995
- ------------------------------------------------------------

                                         Additional
                      Common   Stock      Paid-In   Retained
                    Shares     Amount     Capital   Earnings     Total

Balance, January
1, 1995             5,000      $  -      $49,050   $1,287,451  $1,336,501


  Dividends                                   -       (50,000)    (50,000)

  Net income           -                      -        85,288      85,288
                    -----      -----     -------   ----------  ----------
Balance, December
31, 1995            5,000      $  -      $49,050   $1,322,739  $1,371,789
                    =====      =====     =======   ==========  ==========

See notes to financial statements.
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3D INFORMATION SERVICES, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1995
- -----------------------------------------------------------------

Cash Flows From Operating Activities:
  Net income                                           $  85,288
   Adjustments to reconcile net income to
      net cash from operating activities:
    Depreciation and amortization                         23,040
    Provision for deferred income taxes                   17,327
    Changes in operating assets and
liabilities:
      Accounts receivable                               (239,441)
      Prepaid expenses                                    (5,649)
      Other assets                                         3,300
      Accounts payable and accrued expenses              275,135
                                                       ---------

           Net Cash Flows From Operating Activities      159,000

Cash Flows From Investing Activities:
  Purchase of property and equipment                        (769)

Cash Flows From Financing Activities:
  Principal payments on long-term debt                    (1,352)
  Dividends paid                                         (50,000)
                                                       ---------
           Net Cash Flows From Financing Activities      (51,352)
                                                       ---------
Net Increase in Cash and Cash Equivalents                106,879

Cash and Cash Equivalents, Beginning of year             431,006
                                                       ---------
Cash and Cash Equivalents, End of year                 $ 537,885
                                                       =========


See notes to financial statements.

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3D INFORMATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995


A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations and Organization - 3D Information Services, Inc. (the "Company") provides consultants, principally computer programming, data processing development and maintenance professionals, to clients on a contractual basis. Operations are predominantly in New Jersey.

   Revenue Recognition - The Company generally contracts for services to customers on the basis of hourly or daily services performed. Revenue is recognized as hourly or daily services are performed in accordance with the terms of the contract. Revenue billed prior to work being performed is recorded as unearned revenue.

   Significant Customers and Concentration of Credit Risk -
   Revenues from a single customer comprise approximately 60% of total revenues while revenues from 10 customers comprise 90% of total revenues. These customers are generally Fortune 500 companies located in New Jersey.

   Cash and Cash Equivalents - All highly liquid investments purchased with a maturity of three months or less are considered to be cash equivalents.

   Property and Equipment - Property and equipment are carried at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the assets, as follows:

     Building                                        19 years
     Office furniture and equipment               5 - 7 years
     Automobiles                                      5 years

   Income Taxes - The Company has elected to file its federal income tax return under the provisions of Subchapter "S" of the Internal Revenue Code and, accordingly, federal income taxes are the responsibility of the shareholders. Therefore, the statement of operations does not include a provision for federal income taxes. However, the Company has elected special income tax status for the State of New Jersey and is effectively being treated as a "C" corporation. The income tax provision reflects only income taxes relative to New Jersey.

   Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
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B. PROPERTY AND EQUIPMENT

   Property and equipment consist of the following at December 31, 1995:

     Land                                      $  20,017
     Building                                    113,431
     Offices furniture and equiptment            135,700
     Automobiles                                  50,890
                                               ---------
                                                 320,038
    Less accumulated deprection                  209,364
                                               ---------
    Promerty and equiptment, net               $ 110,674
                                               =========

C. LONG-TERM DEBT

   Long-term debt consists of a mortgage note payable to a bank, bearing 9.04% interest at December 31, 1995 and due in monthly installments through 2016. Minimum annual repayment requirements of principle and interest will approximates $9,300 per year.

   The mortgage note is collateralized by real estate. In 1995, the Company recorded and paid $8,483 of interest expense related to this note, which is recorded in real estate expenses.

   Fair Value - The carrying value of the Company's debt approximates fair value. The fair value of the Company's long-term debt is based on quoted market prices or the current rates offered to the Company for debt of similar maturities.

D. INCOME TAXES

   Income tax expense (benefit) consists of the following for the year ended December 31, 1995:

      Federal income taxes                              $    -

      State income taxes:
        Current                                          (4,940)
        Deferred                                         17,327
                                                       --------
                                                       $ 12,387
                                                       ========

   The State of New Jersey tax code allows corporations which have elected Subchapter S status for federal income tax purposes to elect to be taxed as "C" Corporations for state income tax purposes. As a result, the Company pays state income taxes in the State of New Jersey. The liability method is used to measure deferred tax assets and liabilities in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, based on temporary differences between financial and taxable basis in assets and liabilities existing at the balance sheet date for state income tax purposes.

   The tax effects of temporary differences that give rise to a significant portion of deferred tax liabilities at December 31, 1995 are the result of using the cash basis method of accounting for income tax purposes. In 1995, income taxes of $2,913 were refunded to the Company.

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E. EMPLOYEE BENEFIT PLAN

   The Company has a 401(k) savings plan for its eligible employees. The Company matches 10% of the employee contributions to the plan. The Company made contributions to the plan of $12,261 in 1995.

F. SUBSEQUENT EVENT

   The Company has entered into an asset sale agreement with ATC Environmental, Inc. ("ATC") whereby it intends to sell to ATC substantially all of its tangible and intangible business assets and liabilities except for the state income tax liabilities which will remain with the Company. The transaction is expected to result in a gain on the sale.